STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On June 28, 2018, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on June 18, 2018. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0946	62.61%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0565	37.39%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.6460	61.08%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.4117	38.92%
Total (per common share)	1.0577	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2017.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	13.44%
Cumulative Distribution Rate as a Percentage of NAV*	7.84%
Cumulative Total Return as a Percentage of NAV**	(5.80%)
Average Annual Total Return***	1.00%

^	Based on the Fund’s NAV as of May 31, 2018 and the June 28, 2018 distribution.

*	Based on the Fund’s NAV as of May 31, 2018 and includes distributions through June 28, 2018.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 to May 31, 2018.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending May 31, 2018. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 26, 2018, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on July 16, 2018. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1020	67.50%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0491	32.50%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.7480	61.88%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.4608	38.12%
Total (per common share)	1.2088	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2017.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.48%
Cumulative Distribution Rate as a Percentage of NAV*	9.65%
Cumulative Total Return as a Percentage of NAV**	(11.52%)
Average Annual Total Return***	1.39%

^	Based on the Fund’s NAV as of June 29, 2018 and the July 26, 2018 distribution.

*	Based on the Fund’s NAV as of June 29, 2018 and includes distributions through July 26, 2018.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 to June 29, 2018.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending June 29, 2018. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 30, 2018, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on August 20, 2018. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0908	60.09%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0603	39.91%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.8388	61.68%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.5211	38.32%
Total (per common share)	1.3599	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2017.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	13.80%
Cumulative Distribution Rate as a Percentage of NAV*	10.35%
Cumulative Total Return as a Percentage of NAV**	(6.07%)
Average Annual Total Return***	2.40%

^	Based on the Fund’s NAV as of July 31, 2018 and the August 30, 2018 distribution.

*	Based on the Fund’s NAV as of July 31, 2018 and includes distributions through August 30, 2018.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 to July 31, 2018.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending July 31, 2018. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 27, 2018, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on September 17, 2018. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0748	49.50%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0763	50.50%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.9136	60.46%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.5974	39.54%
Total (per common share)	1.5110	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2017.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	15.62%
Cumulative Distribution Rate as a Percentage of NAV*	13.01%
Cumulative Total Return as a Percentage of NAV**	(15.98%)
Average Annual Total Return***	1.32%

^	Based on the Fund’s NAV as of August 31, 2018 and the September 27, 2018 distribution.

*	Based on the Fund’s NAV as of August 31, 2018 and includes distributions through September 27, 2018.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through August 31, 2018.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending August 31, 2018. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 25, 2018, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on October 15, 2018. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0775	51.29%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0736	48.71%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.9911	59.63%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.6710	40.37%
Total (per common share)	1.6621	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2017.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	15.06%
Cumulative Distribution Rate as a Percentage of NAV*	13.80%
Cumulative Total Return as a Percentage of NAV**	(11.78%)
Average Annual Total Return***	1.16%

^	Based on the Fund’s NAV as of September 30, 2018 and the October 25, 2018 distribution.

*	Based on the Fund’s NAV as of September 30, 2018 and includes distributions through October 25, 2018.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through September 30, 2018.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending September 30, 2018. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 29, 2018, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on November 16, 2018. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1167	77.23%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0344	22.77%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	1.1078	61.10%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.7054	38.90%
Total (per common share)	1.8132	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2017.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	15.77%
Cumulative Distribution Rate as a Percentage of NAV*	15.77%
Cumulative Total Return as a Percentage of NAV**	(14.64%)
Average Annual Total Return***	(0.08%)

^	Based on the Fund’s NAV as of October 31, 2018 and the November 29, 2018 distribution.

*	Based on the Fund’s NAV as of October 31, 2018 and includes distributions through November 29, 2018.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through October 31, 2018.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending October 31, 2018. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.